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                          SECOND JOINT AMENDMENT TO
                       AGREEMENT TO PROVIDE INSURANCE;
                   DISBURSEMENT REQUEST AND AUTHORIZATION;
                             PROMISSORY NOTE; AND
                         LOAN AND SECURITY AGREEMENT

     This Second Joint Amendment to Agreement to Provide Insurance; Disbursement Request and Authorization; Promissory Note; and Loan and Security Agreement is entered into this 22nd day of September, 1997, by and between PC Quote, Inc., a Delaware corporation ("PC Quote") and PICO Holdings, Inc., a California corporation ("PICO").

     WHEREAS, PC Quote and PICO are parties to those certain Agreement to Provide Insurance; Disbursement Request and Authorization; Promissory Note; and Loan and Security Agreement all entered into in connection with that certain Promissory Note dated May 5, 1997 in the amount of $1,000,000 payable to PICO, and Joint Amendment to Agreement to Provide Insurance; Disbursement Request and Authorization; Promissory Note; and Loan and Security Agreement executed on August 8, 1997 in connection with an increase in the amount of the Promissory Note to $2,000,000 (collectively, the "Definitive Agreements").

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, PC Quote and PICO hereby agree to amend the Definitive Agreements as follows:

I.   AGREEMENT TO PROVIDE INSURANCE, DATED MAY 5, 1997, AMENDED AUGUST 8, 1997.

     The Amended Agreement to Provide Insurance, dated August 8, 1997, is hereby again amended to change the sentence immediately before the signature blocks from: "Grantor acknowledges that this Agreement applies to the loan made to Grantor by Lender on August 8, 1997." to: "Grantor acknowledges that this Agreement applies to the loans made to Grantor by Lender on August 8, 1997 and September 22, 1997."

II. DISBURSEMENT REQUEST AND AUTHORIZATION, DATED MAY 5, 1997, AMENDED AUGUST 8, 1997.

     The section entitled "Loan Type" of the Disbursement Request and Authorization, dated August 8, 1997 is amended to delete "$2,000,000" and insert "$2,250,000."

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III. PROMISSORY NOTE, DATED MAY 5, 1997, AMENDED AUGUST 8, 1997.

     The Amended Promissory Note dated August 8, 1997 is hereby again amended as follows:

     A. Delete all references to "Two Million Dollars" or "$2,000,000" and insert "Two Million Two Hundred and Fifty Thousand Dollars" or "$2,250,000," respectively.

     B. In the second paragraph, on the third line delete "September 30, 1997" and insert "December 31, 1997.


IV.  LOAN AND SECURITY AGREEMENT, DATED MAY 5, 1997,  AMENDED AUGUST 8, 1997.

     The Amended Loan and Security Agreement dated August 8, 1997 is hereby again amended as follows:

     A. On page 1, in the third line of "RECITALS" delete "$2,000,000" and insert "$2,250,000."

     B. On page 2, in the first paragraph delete "$2,000,000" and insert "$2,250,000."

     C. On page 7, amend the sentence at the end of Section 2.5 to read as follows: "There shall be no Facility Fee owed by Borrower to Lender in connection with Lender's $1,000,000 loan to Borrower on August 8, 1997 or the Lender's $250,000 loan to Borrower on September 22, 1997.

V. Except as expressly provided herein, all of the terms and provisions of the Definitive Agreements shall remain in full force and effect.

VI. This Second Joint Amendment may be executed in a multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Second Joint
Amendment as of the date first written above.

                                        PC QUOTE, INC.



                                        By:
                                             ---------------------------------
                                        Its:
                                             ---------------------------------


                                        PICO HOLDINGS, INC.



                                        By:
                                             ---------------------------------
                                        Its:
                                             ---------------------------------


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